Swan Defined Risk Fund

Class A Shares: SDRAX

Class I Shares: SDRIX

a series of Northern Lights Fund Trust III

Supplement dated August 6, 2012
to the Prospectus and Statement of Additional Information dated June 26, 2012

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Effective as of the date of this Supplement, the Swan Defined Risk Fund shall not charge a redemption fee on shares redeemed within 30 days of purchase.  Any contrary references regarding a redemption fee in the Prospectus or Statement of Additional Information should be disregarded.

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This Supplement and the existing Prospectus and Statement of Additional Information dated June 26, 2012, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-896-2590.